UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 9, 2007

CARNIVAL CORPORATION (Exact name of registrant as specified in its charter)	CARNIVAL PLC (Exact name of registrant as specified in its charter)

Republic of Panama (State or other jurisdiction of incorporation)	England and Wales (State or other jurisdiction of incorporation)

1-9610 (Commission File Number)	1-15136 (Commission File Number)

59-1562976 (I.R.S. Employer Identification No.)	98-0357772 (I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America (Address of principal executive offices) (Zip code)	Carnival House, 5 Gainsford Street, London, SE1 2NE, United Kingdom (Address of principal executive offices) (Zip code)

(305) 599-2600 (Registrant’s telephone number, including area code)	011 44 20 7940 5381 (Registrant’s telephone number, including area code)

None (Former name or former address, if changed since last report)	None (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Robert H. Dickinson, President and Chief Executive Officer of Carnival Cruise Lines, and a member of the Boards of Directors of Carnival Corporation and Carnival plc notified Carnival Corporation and Carnival plc that he will retire effective November 30, 2007. He will remain on the Carnival Corporation and Carnival plc’s boards of directors.

Gerald R. Cahill, Executive Vice President, Chief Financial Officer and Chief Accounting Officer of Carnival Corporation & plc, will assume Mr. Dickinson’s responsibilities as President and Chief Executive Officer of Carnival Cruise Lines effective immediately so that there is an ample transition period.

David Bernstein, Vice President and Treasurer of Carnival Corporation & plc, will become the Carnival Corporation & plc’s Senior Vice President and Chief Financial Officer, effective immediately. Mr. Bernstein, age 49, joined the Carnival group in June 1998 as Chief Financial Officer of the company’s Cunard Line and Seabourn Cruise Line operating units. In July 2003, he moved to Carnival Corporation & plc to become Vice President and Treasurer. He also spent the seven years prior to June 1998 at Royal Caribbean Cruises Ltd. where he held various financial posts, including assistant controller, assistant treasurer and director of corporate planning.

Larry Freedman, Vice President Finance and Controller of Carnival Corporation & plc, will become the Chief Accounting Officer. Mr. Freedman, age 55, has been with Carnival Corporation since April 1998.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated July 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC
/s/ Arnaldo Perez		/s/ Arnaldo Perez
Name:	Arnaldo Perez	Name:	Arnaldo Perez
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

Date:	July 12, 2007	Date:	July 12, 2007

EXHIBIT LIST

Exhibit	Description
99.1	Press release, dated July 9, 2007.